AXA PREMIER VIP TRUST – DIVERSIFIED ASSET ALLOCATION PORTFOLIOS – CHARTERSM GROWTH PORTFOLIO

SUPPLEMENT DATED DECEMBER 8, 2015 TO THE SUMMARY PROSPECTUS DATED MAY 1, 2015

This Supplement updates certain information contained in the Summary Prospectus dated May 1, 2015 of the CharterSM Growth Portfolio (the “Portfolio”) of AXA Premier VIP Trust (the “Trust”). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. You may obtain an additional copy of the Summary Prospectus, or a copy of the Prospectus and Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information regarding a change to the customized benchmark for the Portfolio.

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The Portfolio’s customized benchmark against which the Portfolio measures its performance, 55% MSCI AC World (Net) Index/25% Barclays U.S. Aggregate Bond Index/20% BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, is replaced with a new customized index, 55% MSCI AC World (Net) Index/17% Barclays U.S. Intermediate Government/Credit Bond Index/8% BofA Merrill Lynch Global Broad Market ex U.S. Index/20% BofA Merrill Lynch 3-Month U.S. Treasury Bill Index. The Manager believes the new customized benchmark is more relevant to the Portfolio’s investment strategies. For the one-year and since inception periods ended December 31, 2014, the average annual total returns for the new customized benchmark (55% MSCI AC World (Net) Index/17% Barclays U.S. Intermediate Government/Credit Bond Index/8% BofA Merrill Lynch Global Broad Market ex U.S. Index/20% BofA Merrill Lynch 3-Month U.S. Treasury Bill Index) were 2.65% and 3.22%, respectively.

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